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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                               AMENDMENT NO. 1 TO

                                  FORM 8-K / A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





        DATE OF REPORT (Date of earliest event reported): JANUARY 6, 2003



                      J.L. FRENCH AUTOMOTIVE CASTINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)



                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



       333-84903                                         13-3983670
(Commission File Number)                    (I.R.S. Employer Identification No.)


                  4508 IDS CENTER, MINNEAPOLIS, MINNESOTA 55402
               (Address of Principal Executive Offices) (Zip Code)



                                 (612) 332-2335
              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



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         The Current Report on Form 8-K originally filed with the Securities and
Exchange Commission on July 16, 2002 hereby is amended by deleting the disclosure under Item 4 in its entirety and replacing it to read as follows:

ITEM 4.         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On January 6, 2002, the Board of Directors of J.L. French Automotive Castings, Inc. (the "Company") adopted resolutions that formally dismissed Arthur Andersen LLP ("Arthur Andersen") as its independent auditor and formally engaged Deloitte & Touche LLP as its new independent auditors. As a result, Deloitte & Touche LLP will audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 2002. The appointment of Deloitte & Touche LLP was recommended by the Company's audit committee. On June 1, 2002, Arthur Andersen effectively resigned as the Company's independent auditor when it informed the Company that it would be unable to provide further services to the Company due to the departure of substantially all of its auditing professionals from its office in Minneapolis, Minnesota. Shortly thereafter, the Company engaged Deloitte & Touche to review its second and third quarter financial statements with the expectation that it would engage such firm to audit its annual and financial statements.

         Arthur Andersen's reports on the Company's consolidated financial statements for the past fiscal two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the past fiscal two years and through the date of this Form 8-K (the "Relevant Period"), there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement(s) in connection with its reports on the Company's consolidated financial statements for such years. There were no reportable events as described in Item 304(a)(1)(v) ("Reportable Events") of the Securities and Exchange Commission's (the "Commission") Regulation S-K.

         The Company has provided a copy of the foregoing statements to Arthur Andersen by faxing a copy thereof to Arthur Andersen's global headquarters in Chicago, Illinois. After reasonable efforts, the Company has been unable to obtain a letter from Arthur Andersen regarding the change in certifying accountant as required by Item 304(a)(3) of Regulation S-K. Specifically, the Company has been unable to contact any current employee of Arthur Andersen that has any knowledge regarding Arthur Andersen's work as the Company's independent auditor. As a result, pursuant to Item 304T of Regulation S-K, the Company is not required to comply with 304(a)(3) of Regulation S-K.

         During the Company's past two fiscal years and through June 1, 2002, neither the Company nor anyone acting on its behalf consulted with Deloitte & Touche LLP regarding (i) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or (ii) any matters or Reportable Events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.


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ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

         None



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Amendment No. 1 to Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                           J.L. French Automotive Castings, Inc.

Dated:  February 4, 2003
                                           By:
                                              /s/ Mark S. Burgess
                                              ----------------------------------
                                              Mark S. Burgess
                                              Vice President, Chief Financial
                                              Officer (principal accounting and
                                              financial officer)




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